HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated January 6, 2021 to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and the SAI and should be read in conjunction with the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and the SAI.

Effective immediately, David Owens will no longer serve as the portfolio manager of the Fund. Effective immediately, Matt Pearson has been added as portfolio manager of the Fund and is primarily responsible for the Fund’s investments. Accordingly, the Fund’s Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Owens contained in the Fund’s Prospectus and SAI are hereby deleted.

2.	The following paragraph and table are hereby added under the “Portfolio Management” section of the Prospectus:

The portfolio manager for the Fund is Matt Pearson. Mr. Pearson has managed the Fund since January 2021:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser

Matt Pearson	Less than 1 year	Portfolio Manager and Equity Trader

3.	The following paragraphs are hereby added under the “Management of the Fund – Portfolio Manager” section of the Prospectus:

The portfolio of the Fund is managed by Matt Pearson. Mr. Pearson has managed the Fund since January 2021.

Mr. Pearson is a Portfolio Manager and Equity Trader at Highland Capital Management Fund Advisors, L.P. Previously, he was an Assistant Trader and Senior Operations Analyst with Highland Capital Management, L.P. Prior to joining Highland in June 2012, he was a Junior Associate for Chapwood Investments. Mr. Pearson received a BS in Economics with Financial Applications from Southern Methodist University. Mr. Pearson is a holder of the right to use the Chartered Financial Analyst designation.

4.	The following paragraphs are hereby added under the “Information Regarding Portfolio Manager” section in the SAI:

The portfolio manager of Highland/iBoxx Senior Loan ETF is Matt Pearson. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of January 6, 2021, Matt Pearson did not manage any other client accounts.

5.	The following paragraph and table are hereby added under the “Information Regarding Portfolio Managers – Ownership of Securities” section in the SAI:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. This information is provided as of January 6, 2021.

Name of Portfolio Manager	Dollar Range of Fund Equity Securities Beneficially Owned by Portfolio Manager
Matt Pearson	$1 - $10,000

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-ETF-SUPP2-0121